UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Bruker Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! BRUKER CORPORATION 2023 Annual Meeting Vote by June 6, 2023 11:59 PM ET BRUKER CORPORATION C/O AMERICAN STOCK TRANSFER 6201 FIFTEENTH AVENUE BROOKLYN, V09041-P90080NY 11219 You invested in BRUKER CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 7, 2023. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form of Proxy online OR you can receive a

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